EXHIBIT 10.21

                                                       Transcript Document No. 2
                                                       -------------------------


                  SUFFOLK COUNTY INDUSTRIAL DEVELOPMENT AGENCY

                           (SUFFOLK COUNTY, NEW YORK)

                                       and

                                 AHM SPV II, LLC

                                 ---------------


                                 LEASE AGREEMENT

                                 ---------------


                          Dated as of November 1, 2003

                  Suffolk County Industrial Development Agency
          (AHM SPV II, LLC/American Home Mortgage Corp. 2003 Facility)


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                                TABLE OF CONTENTS


                                                                        Page No.
                                                                        --------

ARTICLE I DEFINITIONS..........................................................2


ARTICLE II REPRESENTATIONS AND COVENANTS.......................................2

      Section 2.1   Representations and Covenants of Agency....................2
      Section 2.2   Representations and Covenants of Lessee....................3

ARTICLE III FACILITY SITE AND TITLE INSURANCE..................................4

      Section 3.1   Agreement to Convey to Agency..............................4
      Section 3.2   Title Insurance............................................4
      Section 3.3   Subordination of Lease Agreement...........................4

ARTICLE IV ACQUISITION, RENOVATION AND EQUIPPING OF FACILITY; MAKING OF
      THE LOAN.................................................................4

      Section 4.1   Acquisition, Renovation and Equipping of Facility..........4
      Section 4.2   Making of the Loan; Disbursements of Loan Proceeds.........5
      Section 4.3   Certificates of Completion.................................5
      Section 4.4   Completion by Lessee.......................................6
      Section 4.5   Remedies to be Pursued Against Contractors,
                    Subcontractors, Materialmen and their Sureties.............6

ARTICLE V DEMISING CLAUSES AND RENTAL PROVISIONS...............................6

      Section 5.1   Demise of Facility.........................................6
      Section 5.2   Duration of Lease Term; Quiet Enjoyment....................6
      Section 5.3   Rents and Other Amounts Payable............................7
      Section 5.4   Obligations of Lessee Hereunder Unconditional..............7
      Section 5.5   Payment of Additional Moneys in Prepayment of Loan.........8
      Section 5.6   Rights and Obligations of the Lessee upon Prepayment
                    of Loan....................................................8

ARTICLE VI MAINTENANCE, MODIFICATIONS, TAXES AND INSURANCE.....................8

      Section 6.1   Maintenance and Modifications of Facility by Lessee........8
      Section 6.2   Installation of Additional Equipment.......................8
      Section 6.3   Taxes, Assessments and Utility Charges.....................9
      Section 6.4   Insurance Required........................................10
      Section 6.5   Additional Provisions Respecting Insurance................11
      Section 6.6   Application of Net Proceeds of Insurance..................12
      Section 6.7   Right of Bank to Pay Taxes, Insurance Premiums and
                    Other Charges.............................................12

ARTICLE VII DAMAGE, DESTRUCTION AND CONDEMNATION..............................13

      Section 7.1   Damage or Destruction of the Facility.....................13
      Section 7.2   Condemnation..............................................14
      Section 7.3   Condemnation of Lessee-Owned Property.....................16


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      Section 7.4   Waiver of Real Property Law Section 227...................16

ARTICLE VIII SPECIAL COVENANTS................................................16

      Section 8.1   No Warranty of Condition or Suitability by Agency.........16
      Section 8.2   Hold Harmless Provisions..................................16
      Section 8.3   Right to Inspect Facility.................................17
      Section 8.4   Lessee to Maintain Its Existence..........................17
      Section 8.5   Qualification in State....................................17
      Section 8.6   Agreement to File Annual Statements and Provide
                    Information...............................................17
      Section 8.7   Books of Record and Account; Financial Statements.........17
      Section 8.8   Compliance With Orders, Ordinances, Etc...................17
      Section 8.9   Discharge of Liens and Encumbrances.......................19
      Section 8.10  Identification of Equipment...............................20
      Section 8.11  Depreciation Deductions and Investment Tax Credit.........20
      Section 8.12  Employment Opportunities, Notice of Jobs..................20

ARTICLE IX RELEASE OF CERTAIN LAND; ASSIGNMENTS AND SUBLEASING; MORTGAGE
      AND PLEDGE OF INTERESTS.................................................20

      Section 9.1   Restriction on Sale of Facility; Release of Certain Land..20
      Section 9.2   Removal of Equipment......................................21
      Section 9.3   Assignment and Subleasing.................................21
      Section 9.4   Mortgage and Pledge of Agency's Interests to Bank.........22
      Section 9.5   Pledge of Lessee's Interest to Bank.......................22
      Section 9.6   Merger of Agency..........................................22

ARTICLE X EVENTS OF DEFAULT AND REMEDIES......................................23

      Section 10.1  Events of Default Defined.................................23
      Section 10.2  Remedies on Default.......................................24
      Section 10.3  Remedies Cumulative.......................................26
      Section 10.4  Agreement to Pay Attorneys' Fees and Expenses.............26
      Section 10.5  No Additional Waiver Implied by One Waiver................27

ARTICLE XI EARLY TERMINATION OF LEASE AGREEMENT; OPTION IN FAVOR OF COMPANY...27

      Section 11.1  Early Termination of Lease Agreement......................27
      Section 11.2  Conditions to Early Termination of Lease Agreement........27
      Section 11.3  Obligation to Purchase Facility...........................28
      Section 11.4  Conveyance on Purchase....................................28

ARTICLE XII MISCELLANEOUS.....................................................28

      Section 12.1  Notices...................................................28
      Section 12.2  Binding Effect............................................29
      Section 12.3  Severability..............................................29
      Section 12.4  Amendments, Changes and Modifications.....................29
      Section 12.5  Execution of Counterparts.................................29
      Section 12.6  Applicable Law............................................29
      Section 12.7  List of Additional Equipment; Further Assurances..........29


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      Section 12.8  Survival of Obligations...................................29
      Section 12.9  Table of Contents and Section Headings Not Controlling....29


                                      -iii-
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      THIS LEASE  AGREEMENT  dated as of November 1, 2003 is between the SUFFOLK
COUNTY INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation of the State of New York, having its office at H. Lee Dennison Building, 10th Floor, 100 Veterans Memorial Highway, Hauppauge, New York 11788 (the "Agency"), and AHM SPV II, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware, having its principal office at 520 Broadhollow Road, Melville, New York 11747 (the "Lessee").

                                R E C I T A L S

      Title 1 of Article 18-A of the General Municipal Law of the State of New York was duly enacted into law as Chapter 1030 of the Laws of 1969 of the State of New York;

      The aforesaid Act authorizes the creation of industrial development agencies for the Public Purposes of the State;

      The aforesaid Act further authorizes the creation of industrial development agencies for the benefit of the several counties, cities, villages and towns in the State and empowers such agencies, among other things, to acquire, reconstruct, renovate, refurbish, equip, lease, sell and dispose of land and any building or other improvement, and all real and personal property, including but not limited to, machinery and equipment deemed necessary in connection therewith, whether now in existence or under construction, which shall be suitable for manufacturing, civic, warehousing, research, commercial, recreation or industrial facilities, in order to advance job opportunities, health, general prosperity and the economic welfare of the people of the State and to improve their standard of living;

      Pursuant to and in accordance with the provisions of the aforesaid Act, the Agency was created and is empowered under the Act to undertake the providing, financing and leasing of the Facility defined below;

      The Facility shall consist of the acquisition of an approximately 7.498 acre parcel of land located at 538 Broadhollow Road, Melville, Town of Huntington, Suffolk County, New York (tax account number District 0400, Section 265, Block 2, Lot 3) and the renovation and equipping of a portion of an existing approximately 177,000 square foot building, including retrofitting, demising, building out and furnishing of a portion of such building, to be used by American Home Mortgage Corp., a New York corporation (the "Company") as its headquarters for the underwriting, origination and funding offices, and the construction of certain additions to the parking garage (the "Facility"), including the following in connection with the appointment of the Lessee and the Company as the agents of the Agency, as they relate to the renovation, erection and completion of such Facility, whether or not any materials or supplies described below are incorporated into or become an integral part of such
Facility: (i) all purchases, leases, rentals and other uses of tools, machinery and equipment in connection with acquisition, renovation and equipping of the Facility, (ii) all purchases, rentals, uses or consumption of supplies, materials and services of every kind and description used in connection with acquisition, renovation and equipping of the Facility, and (iii) all equipment, machinery, and other tangible personal property (including installation costs with respect thereto), installed or placed in, upon or under such Facility;

      The Agency proposes to acquire and lease the Facility and JPMorgan Chase Bank (the "Bank") proposes to finance the cost thereof by making the Loan to the Lessee;


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      The Lessee has agreed with the Agency,  on behalf of the Agency and as the
Agency's agent, to acquire, renovate and equip the Facility in accordance with the Plans and Specifications;

      The Agency proposes to lease the Facility to the Lessee, and the Lessee desires to rent the Facility from the Agency, upon the terms and conditions set forth in this Lease Agreement.

      The Lessee proposes to sublease the Facility to the Company, and the Company desires to rent the Facility from the Lessee, upon the terms and conditions set forth in the Sublease Agreement, dated as of the Closing Date (the "Sublease Agreement"), between the Lessee and the Company.

                                   AGREEMENT

      For and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto do hereby mutually agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

      All capitalized terms used in this Lease Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Schedule of Definitions attached hereto as Schedule A.

                                   ARTICLE II

                          REPRESENTATIONS AND COVENANTS

      Section 2.1 Representations and Covenants of Agency. The Agency makes the following representations and covenants as the basis for the undertakings on its part herein contained:

      (a) The Agency is duly established and validly existing under the provisions of the Act and has full legal right, power and authority to execute, deliver and perform each of the Agency Documents and the other documents contemplated thereby. Each of the Agency Documents and the other documents contemplated thereby has been duly authorized, executed and delivered by the Agency.

      (b) The Agency will cause the Land to be acquired, the Improvements to be renovated and the Equipment to be acquired and installed and will lease the Facility to the Lessee pursuant to this Lease Agreement, all for the Public Purposes of the State.

      (c) By resolution adopted on July 24, 2003, the Agency determined that, based upon the review by the Agency of the materials submitted and the representations made by the Company relating to the Facility, the Facility would not have a "significant impact" or "significant effect" on the environment within the meaning of the SEQR Act.


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      (d) Neither the execution and delivery of any of the Agency  Documents and the other documents contemplated thereby or the consummation of the transactions contemplated thereby nor the fulfillment of or compliance with the provisions of any of the Agency Documents and the other documents contemplated thereby, will conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of the Act, any other law or ordinance of the State or any political subdivision thereof or of the Agency's Certificate of Establishment or By-laws, as amended, or of any corporate restriction or any agreement or instrument to which the Agency is a party or by which it is bound, or result in the creation or imposition of any Lien of any nature upon any of the Property of the Agency under the terms of the Act or any such law, ordinance, Certificate of Establishment, By-laws, restriction, agreement or instrument, except for Permitted Encumbrances.

      (e) Each of the Agency Documents and the other documents contemplated thereby constitutes a legal, valid and binding obligation of the Agency enforceable against the Agency in accordance with its terms.

      (f) The Agency has been induced to enter into this Lease Agreement by the undertaking of the Lessee to utilize the Facility in Suffolk County, New York.

      Section 2.2 Representations and Covenants of Lessee. The Lessee makes the following representations and covenants as the basis for the undertakings on its part herein contained:

      (a) The Lessee is a limited liability company duly organized and validly existing under the laws of the State of Delaware, is in good standing under the laws of the State of Delaware and the State of New York and has full legal right, power and authority to execute, deliver and perform each of the Lessee Documents and the other documents contemplated thereby. Each of the Lessee Documents and the other documents contemplated thereby has been duly authorized, executed and delivered by the Lessee.

      (b) Neither the execution and delivery of any of the Lessee Documents and the other documents contemplated thereby or the consummation of the transactions contemplated thereby nor the fulfillment of or compliance with the provisions of any of the Lessee Documents and the other documents contemplated thereby, will conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any law or ordinance of the State or any political subdivision thereof or of the Lessee's organizational documents, as amended, or any restriction or any agreement or instrument to which the Lessee is a party or by which it is bound, or result in the creation or imposition of any Lien of any nature upon any of the Property of the Lessee under the terms of any such law, ordinance, or organizational documents, as amended, restriction, agreement or instrument, except for Permitted Encumbrances. The Facility and the design, acquisition, renovation, equipping and operation thereof will conform with all applicable zoning, planning, building and environmental laws, ordinances, rules and regulations of governmental authorities having jurisdiction over the Facility. The Lessee shall defend, indemnify and hold harmless the Agency and the Bank for expenses, including reasonable attorneys' fees, resulting from any failure by the Lessee to comply with the provisions of this subsection.


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      (c) Except as otherwise provided in the Mortgage, the Lessee shall perform or cause to be performed, for and on behalf of the Agency, each and every obligation of the Agency under and pursuant to the Mortgage.

      (d) Each of the Lessee Documents and the other documents contemplated thereby constitutes a legal, valid and binding obligation of the Lessee enforceable against the Lessee in accordance with its terms.

      (e) The Lessee will complete the acquisition, renovation and equipping of the Facility in accordance with the terms and provisions of the Plans and Specifications.

      (f) The Facility is and will continue to be a "project," as such quoted term is defined in the Act. The Lessee will not take any action, or fail to take any action, which would cause the Facility to not constitute a "project" as such quoted term is defined in the Act.

                                  ARTICLE III

                       FACILITY SITE AND TITLE INSURANCE

      Section 3.1 Agreement to Convey to Agency. The Lessee has conveyed or has caused to be conveyed to the Agency (i) good and marketable title to the Land, including any buildings, structures or other improvements thereon, and (ii) lien-free title to the Equipment, in each case except for Permitted Encumbrances, and will convey or cause to be conveyed to the Agency lien-free title to the Equipment and Improvements acquired after the date hereof.

      Section 3.2 Title Insurance. The Lessee has obtained or will obtain (i) a fee title insurance policy for the benefit of the Agency insuring title to the Land and the Improvements, and (ii) a mortgage title policy for the benefit of the Bank insuring the Lien of the Mortgage on the Land and the Improvements; in each case in an amount equal to the fair market value of the Land and the Improvements; and in each case except for Permitted Encumbrances.

      Section 3.3 Subordination of Lease Agreement. This Lease Agreement and any and all modifications, amendments, renewals and extensions thereof is subject and subordinate to the Mortgage and to any and all modifications, amendments, consolidations, extensions, renewals, replacements and increases thereof.



                                   ARTICLE IV.

     ACQUISITION, RENOVATION AND EQUIPPING OF FACILITY; MAKING OF THE LOAN

      Section 4.1   Acquisition, Renovation and Equipping of Facility.
                    -------------------------------------------------

      (a) The Lessee agrees that, on behalf of the Agency, it will acquire, renovate and equip the Facility in accordance with the Plans and Specifications.


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      (b) The Lessee may revise the Plans and  Specifications  from time to time with the written approval of the Bank, which approval may not be unreasonably withheld but which may be subject to such conditions as the Bank may deem appropriate.

      (c) Title to all materials, equipment, machinery and other items of Property incorporated or installed in the Facility shall vest in the Agency immediately upon the Lessee's obtaining an interest in or to the materials, equipment, machinery and other items of Property. The Lessee shall execute, deliver and record or file all instruments necessary or appropriate to so vest title to the Agency and shall take all action necessary or appropriate to protect such title against claims of any third Persons.

      (d) The Agency hereby appoints the Lessee its true and lawful agent, and the Lessee hereby accepts such agency (i) to acquire, renovate and equip the Facility in accordance with the Plans and Specifications, (ii) to make, execute, acknowledge and deliver any contracts, orders, receipts, writings and instructions with any other Persons, and in general to do all things which may be requisite or proper, all for renovating the Improvements and acquiring and installing the Equipment with the same powers and with the same validity as the Agency could do if acting on its own behalf, (iii) to pay all fees, costs and expenses incurred in the renovation of the Improvements and the acquisition and installation of the Equipment from funds made available therefor in accordance with this Lease Agreement, and (iv) to ask, demand, sue for, levy, recover and receive all such sums or money, debts, dues and other demands whatsoever which may be due, owing and payable to the Agency under the terms of any contract, order, receipt, or writing in connection with the renovation and completion of the Improvements and the acquisition and installation of the Equipment, and to enforce the provisions of any contract, agreement, obligation, bond or other performance security.

      (e) The Agency shall enter into, and accept the assignment of, such contracts as the Lessee may request in order to effectuate the purposes of this
Section 4.l.

      (f) The Lessee, as agent for the Agency, shall comply with all provisions of the Labor Law of the State applicable to the acquisition, renovation and equipping of the Facility and shall include in all construction contracts all provisions which may be required to be inserted therein by such provisions. Except as provided in the preceding sentence, the provisions of this subsection do not create any obligations or duties not created by applicable law outside of the terms of this Lease Agreement.

      Section 4.2 Making of the Loan; Disbursements of Loan Proceeds. The Bank has proposed to make the Loan to the Lessee. Loan Proceeds shall be disbursed to the Lessee on the Closing Date.

      Section 4.3 Certificates of Completion. To establish the Completion Date, the Lessee shall deliver to the Agency and the Bank (i) a certificate signed by an Authorized Representative of the Lessee (a) stating that acquisition, renovation and equipping of the Facility has been completed in accordance with the Plans and Specifications therefor; and (b) stating that the payment of all labor, services, materials and supplies used in such acquisition has been made or provided for; and (ii) such certificates as may be satisfactory to the Bank, including without limitation, a final certificate of occupancy, if applicable. The


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Lessee  agrees to complete  the  acquisition,  renovation  and  equipping of the
Facility on or before March 31, 2005.

      Section 4.4   Completion by Lessee.
                    --------------------

      (a) In the event that the Net Proceeds of the Loan are not sufficient to pay in full all costs of acquiring, renovating and equipping the Facility in accordance with the Plans and Specifications, the Lessee agrees to pay, for the benefit of the Agency and the Bank, all such sums as may be in excess of the Net Proceeds of the Loan. Title to all portions of the Facility installed or constructed at the Lessee's cost or expense shall immediately upon such installation or construction vest in the Agency. The Lessee shall execute, deliver and record or file such instruments as the Agency or the Bank may request in order to perfect or protect the Agency's title to or the lien of the Mortgage on such portions of the Facility.

      (b) The Lessee shall not be entitled to any reimbursement for such excess cost or expense from the Agency or the Bank nor shall it be entitled to any diminution or abatement of any other amounts payable by the Lessee under this Lease Agreement.

      Section 4.5 Remedies to be Pursued Against Contractors, Subcontractors, Materialmen and their Sureties. In the event of a default by any contractor, subcontractor, materialman or other Person under any contract made by it in connection with the Facility or in the event of a breach of warranty or other liability with respect to any materials, workmanship, or performance guaranty, the Lessee at its expense, either separately or in conjunction with others, may pursue any and all remedies available to it and the Agency, as appropriate, against the contractor, subcontractor, materialman or other Person so in default and against any surety for the performance of such contract. The Lessee, in its own name or in the name of the Agency, may prosecute or defend any action or proceeding or take any other action involving any such contractor, subcontractor, materialman or surety or other Person which the Lessee deems reasonably necessary, and in such event the Agency, at the Lessee's expense, hereby agrees to cooperate fully with the Lessee and to take all action necessary to effect the substitution of the Lessee for the Agency in any such action or proceeding.

                                   ARTICLE V

                     DEMISING CLAUSES AND RENTAL PROVISIONS

      Section 5.1 Demise of Facility. The Agency hereby leases the Facility, consisting of the Land as particularly described in Exhibit A attached hereto, the Improvements and the Equipment as particularly described in Exhibit B attached hereto, to the Lessee and the Company hereby takes the Facility from the Agency upon the terms and conditions of this Lease Agreement.

      Section 5.2   Duration of Lease Term; Quiet Enjoyment.
                    ---------------------------------------

      (a) The Agency shall deliver to the Lessee sole and exclusive possession of the Facility (subject to Sections 3.3, 8.3 and 10.2 hereof) and the leasehold estate created hereby shall commence on the Closing Date and the Lessee shall accept possession of the Facility on the Closing Date.


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

      (b) Except as provided in Section 10.2 hereof, the leasehold estate created hereby shall terminate at 11:59 p.m. on January 31, 2015 or on such earlier date as may be permitted by Section 11.1 hereof; provided, however, that, except as provided in Section 10.2 hereof, in no event shall this Lease Agreement be terminated until the Loan shall have been paid in full or provision for such full payment shall have been made.

      (c) Except as provided in Sections 3.3, 8.3 and 10.2 hereof, the Agency shall neither take nor suffer or permit any action to prevent the Lessee during the Lease Term from having quiet and peaceable possession and enjoyment of the Facility and will, at the request of the Lessee and at the Lessee's cost, cooperate with the Lessee in order that the Lessee may have quiet and peaceable possession and enjoyment of the Facility as hereinabove provided.

      Section 5.3   Rents and Other Amounts Payable.
                    -------------------------------

      (a) The Lessee shall pay basic rent for the Facility as follows: One Dollar ($1.00) per year commencing on the Closing Date and on each November 1 thereafter during the term of this Lease Agreement.

      (b) In addition to the payments of rent pursuant to Section 5.3(a) hereof, throughout the Lease Term, the Lessee shall pay to the Agency as additional rent, within ten (10) days of receipt of demand therefore, the expenses of the Agency and the members thereof incurred (i) by reason of the Agency's ownership or leasing of the Facility or (ii) in connection with the carrying out of the Agency's duties and obligations under the Agency Documents, the payment of which is not otherwise provided for under this Lease Agreement. The foregoing shall not be deemed to include any annual or continuing administrative or management fee beyond any initial administrative fee or fee for services rendered by the Agency.

      (c) The Lessee, under the provisions of this Section 5.3, agrees to make the above-mentioned payments in immediately available funds and without any further notice in lawful money of the United States of America. In the event the Lessee shall fail to timely make any payment required in Section 5.3(a) or 5.3(b), the Lessee shall pay the same together with interest on such payment at a rate equal to two percent (2%) plus the Prime Rate, but in no event at a rate higher than the maximum lawful prevailing rate, from the date on which such payment was due until the date on which such payment is made.

      Section 5.4 Obligations of Lessee Hereunder Unconditional. The obligations of the Lessee to make the payments required in Section 5.3 hereof, and to perform and observe any and all of the other covenants and agreements on its part contained herein shall be a general obligation of the Lessee, and shall be absolute and unconditional irrespective of any defense or any rights of setoff, recoupment or counterclaim it may otherwise have against the Agency. The Lessee agrees it will not (i) suspend, discontinue or abate any payment required hereunder, (ii) fail to observe any of its other covenants or agreements in this Lease Agreement or (iii) terminate this Lease Agreement for any cause whatsoever unless and until the Loan has been paid in full.

      Subject to the foregoing provisions, nothing contained in this Section shall be construed to release the Agency from the performance of any of the agreements on its part contained in this Lease Agreement or to affect the right of the Lessee to seek reimbursement, and in the event the Agency should fail to perform any such agreement, the Lessee may institute such separate action against the Agency as the Lessee may deem necessary to compel performance or recover damages for non-performance, and the Agency covenants that it will not, subject to the provisions of Sections 3.3 and
8.3 and Article X hereof, take, suffer or permit any action which will adversely affect, or create any defect in its title to the Facility or which will otherwise adversely affect the rights or estate of the Lessee hereunder, except upon written consent of the Lessee.

      Section 5.5 Payment of Additional Moneys in Prepayment of Loan. In addition to any other moneys required or permitted to be paid pursuant to this Lease Agreement, the Lessee may, subject to the terms of the Note, pay moneys to the Bank to be used for the prepayment of the Loan at such time or times and on such terms and conditions as is provided in the Note.

      Section 5.6 Rights and Obligations of the Lessee upon Prepayment of Loan. In the event the Loan shall have been paid in full prior to the termination date specified in Section 5.2(b) hereof (i) all references in this Lease Agreement to the Bank the Note and the Mortgage shall be ineffective and (ii) the Lessee shall be entitled, at its option, to the exclusive use, occupancy and enjoyment of the Facility from the date of such payment until the scheduled expiration of the Lease Term, on all of the terms and conditions hereof, except that the Lessee shall not be required to carry any insurance for the benefit of the Bank, or the Lessee may, at its option, require the Agency to convey the Facility to the Lessee pursuant to the terms of Section 11.3 hereof. In the event of any such payment or the making of any such provision, the Agency, at the sole cost of the Lessee, shall obtain and record or file appropriate discharges or releases of the Mortgage and any other security interest relating to the Facility or this Lease Agreement.

                                  ARTICLE VI.

                MAINTENANCE, MODIFICATIONS, TAXES AND INSURANCE

      Section 6.1   Maintenance and Modifications of Facility by Lessee.
                    ---------------------------------------------------

      (a) The Lessee shall not abandon the Facility or cause or permit any waste to the Improvements. During the Lease Term, the Lessee shall not remove any part of the Facility outside of the jurisdiction of the Agency and shall (i) keep the Facility in as reasonably safe condition as its operations shall permit; (ii) make all necessary repairs and replacements to the Facility (whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen); and (iii) operate the Facility in a sound and economic manner.

      (b) With the written consent of the Agency and the Bank, which shall not be unreasonably withheld, the Lessee from time to time may make any structural additions, modifications or improvements to the Facility or any part thereof, provided such actions do not adversely affect the structural integrity of the Facility. All such additions, modifications or improvements made by the Lessee shall become a part of the Facility and the Property of the Agency. The Lessee agrees to deliver to the Agency all documents which may be necessary or appropriate to convey to the Agency title to such Property and to perfect or protect the lien of the Mortgage.

      Section 6.2 Installation of Additional Equipment. Subject to the provisions of Section 8.10 hereof, the Lessee or any permitted sublessee of the Lessee from time to time may install additional machinery, equipment or other personal property in the Facility (which may be attached or affixed to the Facility), and such machinery, equipment or other personal property shall not become, or be deemed to become, a part of the Facility. The Lessee from time to time may create or permit to be created any Lien on such machinery, equipment or other personal property. Further, the Lessee from time to time may remove or permit the removal of such machinery, equipment and other personal property from the Facility, provided that any such removal of such machinery, equipment or other personal property shall not occur (i) if any Event of Default has occurred; or (ii) if any such removal shall adversely affect the structural integrity of the Facility or impair the overall operating efficiency of the Facility for the purposes for which it is intended, and provided further, that if any damage is occasioned to the Facility by such removal, the Lessee agrees to promptly repair such damage at its own expense.

      Section 6.3   Taxes, Assessments and Utility Charges.
                    --------------------------------------

      (a) The Lessee agrees to pay, as the same become due and before any fine, penalty, interest (except interest which is payable in connection with legally permissible installment payments) or other cost may be added thereto or become due or be imposed by operation of law for the non-payment thereof, (i) all taxes, payments in lieu of taxes and governmental charges of any kind whatsoever which may at any time be lawfully assessed or levied against or with respect to the Facility and any machinery, equipment or other Property installed or brought by the Lessee therein or thereon, including, without limiting the generality of the foregoing, any sales or use taxes imposed with respect to the Facility or any part or component thereof, or the rental or sale of the Facility or any part thereof and any taxes levied upon or with respect to the income or revenues of the Agency from the Facility; (ii) all utility and other charges, including service charges, incurred or imposed for or with respect to the operation, maintenance, use, occupancy, upkeep and improvement of the Facility; (iii) all assessments and charges of any kind whatsoever lawfully made by any governmental body for public improvements; and (iv) all payments under the PILOT Agreement; provided that, with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Lessee shall be obligated under this Lease Agreement to pay only such installments as are required to be paid during the Lease Term.

      (b) The Lessee may in good faith contest any such taxes, assessments and other charges. In the event of any such proceedings, the Lessee may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such proceedings and any appeal therefrom, provided, however, that (i) neither the Facility nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited or lost by reason of such proceedings and (ii) the Lessee shall have set aside on its books adequate reserves with respect thereto and shall have furnished such security, if any, as may be required in such proceedings or requested by the Agency or the Bank.

      (c) The Agency agrees that if it or the Lessee contests any taxes, assessments or other charges provided for in paragraph (b) hereof, all sums returned, as a result thereof, will be promptly transmitted by the Agency to the Lessee and that the Lessee shall be entitled to retain all such amounts.

      (d) Within thirty (30) days of receipt of written request therefor, the Lessee shall deliver to the Agency and the Bank official receipts of the appropriate taxing authorities or other proof reasonably satisfactory to the Agency and the Bank evidencing payment of any tax.

      Section 6.4 Insurance Required. At all times throughout the Lease Term, including, when indicated herein, during the Construction Period, the Lessee shall, at its sole cost and expense, maintain or cause to be maintained insurance against such risks and for such amounts as are customarily insured against by businesses of like size and type and shall pay, as the same become due and payable, all premiums with respect thereto, including, but not necessarily limited to:

      (a) Insurance against loss or damage by fire, lightning and other casualties customarily insured against, with a uniform standard extended coverage endorsement, such insurance to be in an amount not less than the full replacement value of the completed Improvements, exclusive of footings and foundations, as determined by a recognized appraiser or insurer selected by the Lessee, but in no event less than the principal amount of the Loan. During the Construction Period, such policy shall be written in the so-called "Builder's Risk Completed Value Non-Reporting Form" and shall contain a provision granting the insured permission to complete and/or occupy.

      (b) Workers' compensation insurance, disability benefits insurance and each other form of insurance which the Lessee or any permitted sublessee is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of the Lessee or any permitted sublessee who are located at or assigned to the Facility. This coverage shall be in effect from and after the Completion Date or on such earlier date as any employees of the Lessee, any permitted sublessee, any contractor or subcontractor first occupy the Facility.

      (c) Insurance protecting the Agency and the Lessee against loss or losses from liability imposed by law or assumed in any written contract (including the contractual liability assumed by the Lessee under Section 8.2 hereof) or arising from personal injury, including bodily injury or death, or damage to the property of others, caused by an accident or other occurrence, with a limit of liability of not less than $1,000,000 (combined single limit for personal injury, including bodily injury or death, and property damage); comprehensive automobile liability insurance covering all owned, non-owned and hired autos, with a limit of liability of not less than $1,000,000 (combined single limit or equivalent for personal injury, including bodily injury or death, and property damage); and blanket excess liability coverage, in an amount not less than $5,000,000 combined single limit or equivalent, protecting the Agency and the Lessee against any loss or liability or damage for personal injury, including bodily injury or death, or property damage. This coverage shall also be in effect during the Construction Period.

      (d) During the Construction Period (and for at least one year thereafter in the case of Products and Completed Operations as set forth below), the Lessee shall cause the general contractor to carry liability insurance of the type and providing the minimum limits set forth below:

          (i) Workers' compensation and employer's liability with limits in accordance with applicable law.

          (ii) Comprehensive general liability providing coverage for:

               Premises and Operations
               Products and Completed Operations
               Owners Protective
               Contractors Protective
               Contractual Liability
               Personal Injury Liability
               Broad Form Property Damage
                (including completed operations)
               Explosion Hazard
               Collapse Hazard
               Underground Property Damage Hazard

      Such insurance shall have a limit of liability of not less than $1,000,000 (combined single limit for personal injury, including bodily injury or death, and property damage).

          (iii) Comprehensive auto liability, including all owned, non-owned and hired autos, with a limit of liability of not less than $1,000,000 (combined single limit for personal injury, including bodily injury or death, and property damage).

          (iv) Excess "umbrella" liability providing liability insurance in excess of the coverages in (i), (ii) and (iii) above with a limit of not less than $5,000,000.

      (e) A policy or policies of flood insurance in an amount not less than the principal amount of the Loan or the maximum amount of flood insurance available with respect to the Facility under the Flood Disaster Protection Act of 1973, as amended, whichever is less. This requirement will be waived upon presentation of evidence satisfactory to the Bank that no portion of the Land is located within an area identified by the U.S. Department of Housing and Urban Development as having special flood hazards.

      Section 6.5   Additional Provisions Respecting Insurance.
                    ------------------------------------------

(a) All insurance required by Section 6.4 hereof shall be procured and maintained in financially sound and generally recognized responsible insurance companies authorized to write insurance in the State and selected by the entity required to procure the same. The company issuing the policies required by
Section 6.4(a) and (e) shall be rated "A" or better by A.M. Best Co., Inc. in Best's Key Rating Guide. Such insurance may be written with deductible amounts comparable to those on similar policies carried by other companies engaged in businesses similar in size, character and other respects to those in which the procuring entity is engaged. All policies evidencing the insurance required by Sections 6.4(a) and (e) hereof shall contain a standard New York non-contributory mortgagee clause showing the interest of the Bank as first mortgagee, shall provide for payment to the Bank of the Net Proceeds of insurance resulting from any claim for loss or damage thereunder and all policies of insurance required by Section 6.4 hereof shall provide for at least thirty (30) days' prior written notice of the restriction, cancellation or modification thereof to the Agency and the Bank. The policy evidencing the insurance required by Section 6.4(c) hereof shall name the Agency and the Bank as additional named insureds. All policies  evidencing the insurance  required by Sections  6.4(d)(ii),  (iii) and
(iv) shall name the Agency and the Lessee as additional named insureds. The Lessee acknowledges that a mortgage and security interest in the policies of insurance required by Section 6.4(a) and the Net Proceeds thereof have been or may be granted by the Agency to the Bank pursuant to the Mortgage and the Lessee consents thereto. Upon request of the Bank, the Lessee will assign and deliver (which assignment shall be deemed to be automatic and to have occurred upon the occurrence of an Event of Default under the Mortgage) to the Bank, the policies of insurance required under Section 6.4(a), so and in such manner and form that the Bank shall at all times, upon such request and until the payment in full of the Loan, have and hold said policies and the Net Proceeds thereof, as collateral and further security under the Mortgage for the payment of the Loan. The policies under Section 6.4(a) shall contain appropriate waivers of subrogation.

      (b) The policies (not certificates or binders) of insurance required by Sections 6.4(a) and (e) hereof shall be deposited with the Bank on or before the Closing Date. A copy of the policy (not certificate or binder) of insurance required by Section 6.4(c) hereof shall be delivered to the Agency on or before the Closing Date. A copy of the policies (not certificates or binders) of insurance required by Sections 6.4(d)(ii), (iii) and (iv) hereof shall be delivered to the Agency on or before the Closing Date. The Lessee shall deliver to the Agency and the Bank before the first Business Day of each calendar year thereafter a certificate dated not earlier than the immediately preceding month reciting that there is in full force and effect, with a term covering at least the next succeeding calendar year, insurance of the types and in the amounts required by Section 6.4 hereof and complying with the additional requirements of
Section 6.5(a) hereof. Prior to the expiration of each such policy or policies, the Lessee shall furnish to the Agency and any other appropriate Person a new policy or policies of insurance or evidence that such policy or policies have been renewed or replaced or are no longer required by this Lease Agreement. The Lessee shall provide such further information with respect to the insurance coverage required by this Lease Agreement as the Agency and the Bank may from time to time reasonably require.

      Section 6.6 Application of Net Proceeds of Insurance. The Net Proceeds of the insurance carried pursuant to the provisions of Section 6.4 hereof shall be applied as follows: (i) the Net Proceeds of the insurance required by Sections 6.4(a) and (e) hereof shall be applied as provided in Section 7.l hereof, and
(ii) the Net Proceeds of the insurance required by Sections 6.4(b), (c) and (d) hereof shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

      Section 6.7 Right of Bank to Pay Taxes, Insurance Premiums and Other Charges. If the Lessee fails (i) to pay any tax, together with any fine, penalty, interest or cost which may have been added thereto or become due or been imposed by operation of law for nonpayment thereof, or payments-in-lieu-of-taxes pursuant to the PILOT Agreement, assessment or other governmental charge required to be paid by Section 6.3 hereof, (ii) to maintain any insurance required to be maintained by Section 6.4 hereof, (iii) to pay any amount required to be paid by any law or ordinance relating to the use or occupancy of the Facility or by any requirement, order or notice of violation thereof issued by any governmental person, (iv) to pay any mechanic's Lien which is recorded or filed against the Facility or any part thereof (unless contested in accordance with the provisions of Section 8.9(b) hereof), or (v) to pay any other amount or perform any act hereunder required to be paid or performed by the Lessee hereunder, the Agency or the Bank may pay or cause to be paid such tax or payments-in-lieu-of-taxes pursuant to the PILOT Agreement, assessment or other governmental charge or the premium for such insurance or any such other payment or may perform any such act. No such payment shall be made or act performed by the Agency or the Bank until at least ten (10) days shall have elapsed since notice shall have been given by the Bank to the Agency, with a copy of such notice being given to the Lessee (or by the Agency to the Lessee and the Bank), and in the case of any tax, assessment or governmental charge or the amounts specified in paragraphs (iii) and (iv) hereof, no such payment shall be made in any event if the Lessee is contesting the same in good faith to the extent and as permitted by this Lease Agreement unless an Event of Default hereunder shall have occurred and be continuing. No such payment by the Agency or the Bank shall affect or impair any rights of the Agency hereunder or of the Bank under the Mortgage arising in consequence of such failure by the Lessee. The Lessee shall, on demand, reimburse the Agency or the Bank for any amount so paid or for expenses or costs incurred in the performance of any such act by the Agency or the Bank pursuant to this Section (which shall include all reasonable legal fees and disbursements), together with interest thereon from the date of payment of such amount, expense or cost by the Agency or the Bank at one percent (1%) in excess of the rate set forth in the Note, and such amount, together with such interest, shall become additional indebtedness secured by the Mortgage.

                                  ARTICLE VII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

      Section 7.1   Damage or Destruction of the Facility.
                    -------------------------------------

      (a) If the Facility or any part or component thereof shall be damaged or destroyed (in whole or in part) at any time during the Lease Term:

          (i) the Agency shall have no obligation to replace, repair, rebuild, restore or relocate the Facility; and

          (ii) there shall be no abatement or reduction in the amounts payable by the Lessee under this Lease Agreement or the PILOT Agreement (whether or not the Facility is replaced, repaired, rebuilt, restored or relocated); and

          (iii) the Lessee shall promptly give written notice thereof to the Agency and the Bank; and

          (iv) upon the occurrence of such damage or destruction, the Net Proceeds derived from the insurance shall be paid to the Bank and except as otherwise provided in Section 11.1 and subsection (d) hereof, applied by the Bank pursuant to the terms of the Mortgage; and

          (v) if the Facility is not replaced, repaired, rebuilt, restored or relocated, as provided herein and in Section 7.1(b) hereof, this Lease Agreement shall be terminated at the option of the Agency and the provisions of Sections 11.2, 11.3 and 11.4 hereof shall apply.

      (b) Any replacements, repairs, rebuilding, restorations or relocations of the Facility by the Lessee after the occurrence of such damage or destruction shall be subject to the following conditions:

          (i) the Facility shall be in substantially the same condition and value as an operating entity as existed prior to the damage or destruction;

          (ii) the Facility shall continue to constitute a "project" as such term is defined in the Act;

          (iii) the Facility will be subject to no Liens, other than Permitted Encumbrances; and

          (iv) any other conditions the Bank may reasonably impose.

      (c) All such repair, replacement, rebuilding, restoration or relocation of the Facility shall be effected with due diligence in a good and workmanlike manner in compliance with all applicable legal requirements, shall be promptly and fully paid for by the Lessee in accordance with the terms of the applicable contracts, and shall automatically become a part of the Facility as if the same were specifically provided herein.

      (d) If the Lessee shall exercise its option to terminate this Lease Agreement pursuant to Section 11.1 hereof such Net Proceeds shall be applied to the payment of the amounts required to be paid by Section 11.2 hereof. If an Event of Default hereunder shall have occurred and the Bank shall have exercised its remedies under Section 10.2 hereof such Net Proceeds shall be applied to the payment of the amounts required to be paid by Section 10.2 and Section 10.4 hereof.

      (e) If the entire amount of the Loan and interest thereon has been fully paid, all such remaining Net Proceeds shall be paid to the Lessee.

      (f) If the Facility has been substantially damaged or destroyed and is not replaced, repaired, rebuilt, restored or relocated, the Facility will be reconveyed to the Lessee subject to the Mortgage.

      Section 7.2   Condemnation.
                    ------------

      (a) If title to or use of the Facility shall be taken by Condemnation (in whole or in part) at any time during the Lease Term:

          (i) the Agency shall have no obligation to replace, repair, rebuild, restore or relocate the Facility or acquire, by construction or otherwise, facilities of substantially the same nature as the Facility ("Substitute Facilities"); and

          (ii) there shall be no abatement or reduction in the amounts payable by the Lessee under this Lease Agreement or the PILOT Agreement (whether or not the Facility is replaced, repaired, rebuilt, restored or relocated or Substitute Facilities acquired); and

          (iii) the Lessee shall promptly give written notice thereof to the Agency and the Bank; and

          (iv) upon the occurrence of such Condemnation, the Net Proceeds derived therefrom shall be paid to the Bank and except as otherwise provided in Section 11.1 and subsection (d) hereof, applied by the Bank pursuant to the terms of the Mortgage; and

          (v) if the Facility is not replaced, repaired, rebuilt, restored or relocated, or Substitute Facilities acquired, as provided herein and in Section 7.2(b) hereof, this Lease Agreement shall be terminated at the option of the Agency and the provisions of Section 11.2, 11.3 and
          11.4 hereof shall apply.

      (b) Any replacements, repairs, rebuilding, restorations or relocations of the Facility or acquisitions of Substitute Facilities by the Lessee after the occurrence of such Condemnation shall be subject to the following conditions:

          (i)  the   Facility  or  the   Substitute   Facilities   shall  be  in
          substantially the same condition and value as an operating entity as existed prior to the Condemnation;

          (ii) the Facility or the Substitute Facilities shall continue to constitute a "project" as such term is defined in the Act;

          (iii) the Facility or the Substitute Facilities will be subject to no Liens, other than Permitted Encumbrances; and

          (iv) any other conditions the Bank may reasonably impose.

      (c) All such repair, replacement, rebuilding, restoration or relocation of the Facility or acquisition of Substitute Facilities shall be effected with due diligence in a good and workmanlike manner in compliance with all applicable legal requirements, shall be promptly and fully paid for by the Lessee in accordance with the terms of the applicable contracts, and shall automatically become a part of the Facility as if the same were specifically described herein.

      (d) If the Lessee shall exercise its option to terminate this Lease Agreement pursuant to Section 11.1 hereof such Net Proceeds shall be applied to the payment of the amounts required to be paid by Section 11.2 hereof. If any Event of Default hereunder shall have occurred and the Bank shall have exercised its remedies under Section 10.2 hereof such Net Proceeds shall be applied to the payment of the amounts required to be paid by Section 10.2 and Section 10.4 hereof.

      (e) If the entire amount of the Loan and interest thereon has been fully paid, all such remaining Net Proceeds shall be paid to the Lessee.

      (f) If the Facility has been substantially condemned and is not replaced, repaired, rebuilt, replaced or relocated or if a Substitute Facility is not acquired, constructed and equipped, the Facility will be reconveyed to the Lessee subject to the Mortgage.

      Section 7.3 Condemnation of Lessee-Owned Property. The Lessee shall be entitled to the proceeds of any Condemnation award or portion thereof made for damage to or taking of any Property which, at the time of such damage or taking, is not part of the Facility.

      Section 7.4 Waiver of Real Property Law Section 227. The Lessee hereby waives the provisions of Section 227 of the Real Property Law of the State or any law of like import now or hereafter in effect.

                                  ARTICLE VIII

                               SPECIAL COVENANTS

      Section 8.1 No Warranty of Condition or Suitability by Agency. THE AGENCY MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS OF, OR TITLE TO, THE FACILITY OR THAT IT IS OR WILL BE SUITABLE FOR THE COMPANY'S PURPOSES OR NEEDS.

      Section 8.2   Hold Harmless Provisions.
                    ------------------------

      (a) The Lessee agrees that the Agency, its directors, members, officers, agents (except the Lessee) and employees shall not be liable for and agrees to defend, indemnify, release and hold the Agency, its directors, members, officers, agents (except the Lessee) and employees harmless from and against any and all (i) liability for loss or damage to Property or injury to or death of any and all Persons that may be occasioned by, directly or indirectly, any cause whatsoever pertaining to the Facility or arising by reason of or in connection with the occupation or the use thereof or the presence of any Person or Property on, in or about the Facility or the Land or (ii) liability arising from or expense incurred by the Agency's financing, acquiring, renovating, equipping, owning and leasing of the Facility, including without limiting the generality of the foregoing, all claims arising from the breach by the Lessee of any of its covenants contained herein, the exercise by the Lessee of the authority conferred upon it pursuant to Section 4.1(c) of this Lease Agreement and all causes of action and attorneys' fees (whether by reason of third party claims or by reason of the enforcement of any provision of this Lease Agreement (including without limitation this Section) or any of the other documents delivered on the Closing Date by the Agency), and any other expenses incurred in defending any claims, suits or actions which may arise as a result of any of the foregoing, provided that any such losses, damages, liabilities or expenses of the Agency are not incurred or do not result from the gross negligence or intentional or willful wrongdoing of the Agency or any of its directors, members, agents (except the Lessee) or employees. The foregoing indemnities shall apply notwithstanding the fault or negligence in part of the Agency, or any of its members, directors, officers, agents or employees and irrespective of the breach of a statutory obligation or the application of any rule of comparative or apportioned liability. The foregoing indemnities are limited only to the extent of any prohibitions imposed by law, and upon the application of any such prohibition by the final judgment or decision of a competent court of law, the remaining provisions of these indemnities shall remain in full force and effect.

      (b) Notwithstanding any other provisions of this Lease Agreement, the obligations of the Lessee pursuant to this Section 8.2 shall remain in full force and effect after the termination of this Lease Agreement until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action or prosecution relating to the matters herein described may be brought and payment in full or the satisfaction of such claim, cause of action or prosecution relating to the matters herein described and the payment of all expenses and charges incurred by the Agency, or its members, directors, officers, agents and employees, relating to the enforcement of the provisions herein specified.

      (c) In the event of any claim against the Agency or its members, directors, officers, agents or employees by any employee or contractor of the Lessee or anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, the obligations of the Lessee hereunder shall not be limited in any way by any limitation on the amount or type of damages, compensation, disability benefits or other employee benefit acts.

      Section 8.3 Right to Inspect Facility. The Agency and the Bank and the duly authorized agents of either of them shall have the right at all reasonable times to inspect the Facility.

      Section 8.4 Lessee to Maintain Its Existence. The Lessee agrees that during the Lease Term it will maintain its existence and will not dissolve, liquidate or otherwise dispose of substantially all of its assets.

      Section 8.5 Qualification in State. The Lessee throughout the Lease Term shall continue to be duly authorized to do business in the State.

      Section 8.6 Agreement to File Annual Statements and Provide Information. The Lessee shall file with the New York State Department of Taxation and Finance an annual statement of the value of all sales and use tax exemptions claimed in connection with the Facility in compliance with Sections 874(8) and (9) of the New York State General Municipal Law. The Lessee shall submit a copy of such annual statement to the Agency at the time of filing with the Department of Taxation and Finance. The Lessee further agrees whenever requested by the Agency to provide and certify or cause to be provided and certified such information concerning the Lessee, its finances, its operations, its employment and its affairs necessary to enable the Agency to make any report required by law, governmental regulation or any of the Agency Documents or Lessee Documents. Such information shall be provided within thirty (30) days following written request from the Agency.

      Section 8.7 Books of Record and Account; Financial Statements. The Lessee at all times agrees to maintain proper accounts, records and books in which full and correct entries shall be made, in accordance with generally accepted accounting principles, of all transactions and events relating to the business and affairs of the Lessee. The Lessee shall furnish to the Agency and to the Bank within thirty (30) days of their filing, copies of all reports, if any, filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, relative to the Lessee.

      Section 8.8   Compliance With Orders, Ordinances, Etc.
                    ---------------------------------------

      (a) The Lessee, throughout the Lease Term, agrees that it will promptly comply, and cause any sublessee or occupant of the Facility to comply, with all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Facility or any part thereof or to the acquisition, renovation and equipping thereof, or to any use, manner of use or condition of the Facility or any part thereof, of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers having jurisdiction of the Facility or any part thereof, or to the acquisition, renovation and equipping thereof, or to any use, manner of use or condition of the Facility or any part thereof or of companies or associations insuring the premises.

      (b) The Lessee shall keep or cause the Facility to be kept free of Hazardous Substances. Without limiting the foregoing, the Lessee shall not cause or permit the Facility to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Substances, except in compliance with all applicable federal, state and local laws or regulations, nor shall the Lessee cause or permit, as a result of any intentional or unintentional act or omission on the part of the Lessee or any contractor, subcontractor, tenant or subtenant, a release of Hazardous Substances onto the Facility or onto any other property. The Lessee shall comply with and ensure compliance by all contractors, subcontractors, tenants and subtenants with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with, and ensure that all contractors, subcontractors, tenants and subtenants obtain and comply with, any and all approvals, registrations or permits required thereunder. The Lessee shall (a) conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Substances, on, from, or affecting the Facility (i) in accordance with all applicable federal, state, and local laws, ordinances, rules, regulations, and policies, (ii) to the satisfaction of the Bank and the Agency and (iii) in accordance with the orders and directives of all federal, state, and local governmental authorities; and
(b) defend, indemnify, and hold harmless the Bank and the Agency, their employees, agents, officers, members and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to (i) the presence, disposal, release, or threatened release of any Hazardous Substances which are on, from or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise, (ii) any bodily injury, personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substances, (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substances, and/or (iv) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of the Bank and the Agency, which are based upon or in any way related to such Hazardous Substances, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. In the event the Mortgage is foreclosed, or the Lessee tenders a deed in lieu of foreclosure, the Lessee shall deliver the Facility free of any and all Hazardous Substances so that the condition of the Facility shall conform with all applicable federal, state and local laws, ordinances, rules or regulations affecting the Facility. The provisions of this Section shall be in addition to any and all other obligations and liabilities the Lessee may have to the Agency and the Bank at common law, and shall survive the transactions contemplated herein.

      (c) Notwithstanding the provisions of subsections (a) and (b) hereof, the Lessee may in good faith contest the validity or the applicability of any requirement of the nature referred to in such subsections (a) and (b) by appropriate legal proceedings conducted in good faith and with due diligence. In such event, the Lessee may fail to comply with the requirement or requirements so contested during the period of such contest and any appeal therefrom, unless the Agency or the Bank shall notify the Lessee that by failure to comply with such requirement or requirements, the lien of the Mortgage as to any part of the Facility may be materially endangered or the Facility or any part thereof may be subject to loss, penalty or forfeiture, in which event the Lessee shall promptly take such action with respect thereto or provide such security as shall be satisfactory to the Bank and to the Agency. If at any time the then existing use or occupancy of the Facility shall, pursuant to any zoning or other law, ordinance or regulation, be permitted only so long as such use or occupancy shall continue, the Lessee shall use its best efforts to not cause or permit such use or occupancy to be discontinued without the prior written consent of the Agency and the Bank.

      (d) Notwithstanding the provisions of this Section 8.8, if, because of a breach or violation of the provisions of subsections (a) or (b) hereof (without giving effect to subsection (c) hereof), either the Agency, the Bank, or any of their respective members, directors, officers, agents, or employees, shall be threatened with a fine, liability, expense or imprisonment, then, upon notice from the Agency or the Bank, the Lessee shall immediately provide legal protection and/or pay amounts necessary in the opinion of the Agency or the Bank, as the case may be, and their respective members, directors, officers, agents and employees deem sufficient, to the extent permitted by applicable law, to remove the threat of such fine, liability, expense or imprisonment.

      (e) Notwithstanding any provisions of this Section, the Bank and the Agency each retain the right to defend themselves in any action or actions which are based upon or in any way related to such Hazardous Substances. In any such defense of themselves, the Bank and the Agency shall each select their own counsel, and any and all costs of such defense, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses, shall be paid by the Lessee.

      Section 8.9   Discharge of Liens and Encumbrances.
                    -----------------------------------

      (a) The Lessee, throughout the Lease Term, shall not permit or create or suffer to be permitted or created any Lien, except for Permitted Encumbrances, upon the Facility or any part thereof by reason of any labor, services or materials rendered or supplied or claimed to be rendered or supplied with respect to the Facility or any part thereof.

      (b) Notwithstanding the provisions of subsection (a) hereof, the Lessee may in good faith contest any such Lien. In such event, the Lessee may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom, unless the Agency or the Bank shall notify the Lessee that by nonpayment of any such item or items, the lien of the Mortgage may be materially endangered or the Facility or any part thereof may be subject to loss or forfeiture, in which event the Lessee shall promptly secure payment of all such unpaid items by filing a bond, in form and substance satisfactory to the Bank and the Agency, thereby causing such Lien to be removed or by taking such other actions as may be satisfactory to the Bank and the Agency to protect their respective interests. Mechanics' Liens shall be discharged or bonded within thirty (30) days of the filing or perfection thereof.

      Section 8.10 Identification of Equipment. All Equipment which is or may become the Property of the Agency pursuant to the provisions of this Lease Agreement shall be properly identified by the Lessee by such appropriate records, including computerized records, as may be approved by the Agency and the Bank. All Equipment and other Property of whatever nature affixed or attached to the Land or used or to be used by the Lessee in connection with the Land or the Improvements shall be deemed presumptively to be owned by the Agency, rather than the Lessee, unless the same were utilized for purposes of renovation of the Facility or were installed by the Lessee and title thereto was retained by the Lessee as provided in Section 6.2 of this Lease Agreement and such Equipment and other Property were properly identified by such appropriate records as were approved by the Agency and the Bank.

      Section 8.11 Depreciation Deductions and Investment Tax Credit. The parties agree that, as between them, the Lessee shall be entitled to all depreciation deductions with respect to any depreciable property comprising a part of the Facility and to any investment credit with respect to any part of the Facility.

      Section 8.12 Employment Opportunities, Notice of Jobs. The Lessee covenants and agrees that, in consideration of the participation of the Agency in the transactions contemplated herein, it will, except as otherwise provided by collective bargaining contracts or agreements to which it is a party, cause any new employment opportunities created in connection with the Facility to be listed with the New York State Department of Labor, Community Services Division and with the administrative entity of the service delivery area created pursuant to the Job Training Partnership Act (PL 97-300) in which the Facility is located (collectively, the "Referral Agencies"). The Lessee also agrees that it will, except as otherwise provided by collective bargaining contracts or agreements to which it is a party, first consider for such new employment opportunities persons eligible to participate in federal job training partnership (PL 97-300) programs who shall be referred by the Referral Agencies.

                                   ARTICLE IX

              RELEASE OF CERTAIN LAND; ASSIGNMENTS AND SUBLEASING;
                        MORTGAGE AND PLEDGE OF INTERESTS

      Section 9.1   Restriction on Sale of Facility; Release of Certain Land.
                    --------------------------------------------------------

      (a) Except as  otherwise  specifically  provided in this Article IX and in
Article X hereof, the Agency shall not sell, convey, transfer, encumber or otherwise dispose of the Facility or any part thereof or any of its rights under this Lease Agreement, without the prior written consent of the Lessee and the Bank.

      (b) With the prior written consent of the Bank (which consent may not be unreasonably withheld but may be subject to such reasonable conditions as the Bank may deem appropriate), the Agency and the Lessee from time to time may release from the provisions of this Lease Agreement and the leasehold estate created hereby any part of, or interest in, the Land which is not necessary, desirable or useful for the Facility. In such event, the Agency, at the Lessee's sole cost and expense, shall execute and deliver, and request the Bank to execute and deliver, any and all instruments necessary or appropriate to so release such part of, or interest in, the Land and convey such title thereto or interest therein, free from the lien of the Mortgage, to the Lessee or such other Person as the Lessee may designate. As a condition to such conveyance, the Bank shall be provided with a copy of the instrument transferring such title or interest in such Land, an instrument survey (if the Bank so requests) of the Land to be conveyed, together with a certificate of an Authorized Officer of the Lessee stating that there is then no Event of Default under this Lease Agreement and such part of, or interest in, the Land is not necessary, desirable or useful for the Facility.

      (c) No conveyance of any part of, or interest in, the Land effected under the provisions of this Section 9.l shall entitle the Lessee to any abatement or diminution of the rents payable by it under this Lease Agreement or any abatement or diminution of the amounts payable by it under the PILOT Agreement.

      Section 9.2   Removal of Equipment.
                    --------------------

      (a) The Agency shall not be under any obligation to remove, repair or replace any inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary item of Equipment. In any instance where the Lessee determines that any item of Equipment has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary, the Lessee, with the prior written consent of the Bank (which consent may not be unreasonably withheld but may be subject to such reasonable conditions as the Bank may deem appropriate), may remove such items from the Facility and may sell, trade-in, exchange or otherwise dispose of the same, as a whole or in part, free from the lien of the Mortgage, provided that such removal will not materially impair the operation of the Facility for the purpose for which it is intended or change the nature of the Facility so that it does not constitute a "project" under the Act.

      (b) The Agency shall execute and deliver to the Lessee all instruments necessary or appropriate to enable the Lessee to sell or otherwise dispose of any such item of Equipment. The Lessee shall pay any costs (including counsel fees) incurred in transferring title to any item of Equipment removed pursuant to this Section 9.2.

      (c) The removal of any item of Equipment pursuant to this Section shall not entitle the Lessee to any abatement or diminution of the rents payable by it under this Lease Agreement or any abatement or diminution of the amounts payable by it under the PILOT Agreement.

      Section 9.3   Assignment and Subleasing.
                    -------------------------

      (a) This Lease Agreement may not be assigned, in whole or in part, and the Facility may not be subleased, in whole or in part (except pursuant to the Sublease), without the prior written consent of the Bank and the Agency in each instance. Any assignment or sublease shall be on the following conditions, as of the time of such assignment or sublease:

          (i) no assignment or sublease shall relieve the Lessee from primary liability for any of its obligations hereunder;

          (ii) the assignee or sublessee (except in the case of a true sublease in the ordinary course of business) shall assume the obligations of the Lessee hereunder to the extent of the interest assigned or subleased;

          (iii) the Lessee shall, within ten (10) days after the delivery thereof, furnish or cause to be furnished to the Agency and to the Bank a true and complete copy of such assignment or sublease and the instrument of assumption;

          (iv) neither the validity nor the enforceability of the Lease Agreement or any of the Loan Documents shall be adversely affected thereby;

          (v) the Facility shall continue to constitute a "project" as such quoted term is defined in the Act; and

          (vi) the sublessee will execute and deliver an Agency Compliance Agreement, in form and substance satisfactory to the Agency.

      (b) If the Bank or the Agency shall so request, as of the purported effective date of any assignment or sublease pursuant to subsection (a) of this
Section 9.3, the Lessee at its cost shall furnish the Bank and the Agency, with an opinion, in form and substance satisfactory to the Bank and the Agency, (i) of Transaction Counsel as to item (v) above, and (ii) of Independent Counsel as to items (i), (ii) and (iv) above.

      Section 9.4 Mortgage and Pledge of Agency's Interests to Bank. The Agency shall (i) mortgage its interest in the Facility, and (ii) pledge and assign its rights to and interest in this Lease Agreement and in all amounts payable by the Lessee pursuant to Section 5.3 hereof and all other provisions of this Lease Agreement (other than Unassigned Rights) to the Bank as security for the payment of the principal of and interest on the Loan. The Lessee hereby acknowledges and consents to such mortgage, pledge and assignment by the Agency. Notwithstanding the foregoing, all indemnities herein contained shall subsequent to such mortgage, pledge and assignment continue to run to the Agency for its benefit as well as for the benefit of the Bank.

      Section 9.5 Pledge of Lessee's Interest to Bank. The Lessee shall pledge and assign its rights to and interest in this Lease Agreement to the Bank as security for the payment of the principal of and interest on the Loan. The Agency hereby acknowledges and consents to such pledge and assignment by the Lessee.

      Section 9.6   Merger of Agency.
                    ----------------

      (a) Nothing contained in this Lease Agreement shall prevent the consolidation of the Agency with, or merger of the Agency into, or transfer of title to the entire Facility to any other public benefit corporation or political subdivision which has the legal authority to own and lease the Facility, provided that upon any such consolidation, merger or transfer, the due and punctual performance and observance of all the agreements and conditions of this Lease Agreement to be kept and performed by the Agency shall be expressly assumed in writing by the public benefit corporation or political subdivision resulting from such consolidation or surviving such merger or to which the Facility shall be transferred.

      (b) Within thirty (30) days after the consummation of any such consolidation, merger or transfer of title, the Agency shall give notice thereof in reasonable detail to the Lessee and the Bank and shall furnish to the Lessee and the Bank, at the sole cost and expense of the Lessee, a favorable opinion of Independent Counsel as to compliance with the provisions of Section 9.6(a) hereof. The Agency promptly shall furnish such additional information with respect to any such transaction as the Lessee or the Bank may reasonably request.

                                   ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

      Section 10.1  Events of Default Defined.
                    -------------------------

      (a) The following shall be "Events of Default" under this Lease Agreement:

          (i) the failure by the Lessee to pay or cause to be paid on the date due, the amount specified to be paid pursuant to Section 5.3(a) and
          (b) hereof;

          (ii) the failure by the Lessee to observe and perform any covenant contained in Sections 6.4, 6.5, 8.4 and 9.3 hereof;

          (iii) the failure by the Lessee to pay or cause to be paid on the dates due, the amounts specified to be paid pursuant to the PILOT Agreement;

          (iv) the invalidity, illegality or unenforceability of the PILOT Agreement; or the failure by the Lessee to observe and perform any covenant contained in the PILOT Agreement;

          (v) any representation or warranty of the Lessee herein or in any of the Lessee Documents shall prove to have been false or misleading in any material respect;

          (vi) the failure by the Lessee to observe and perform any covenant, condition or agreement hereunder on its part to be observed or performed (except obligations referred to in 10.1(a)(i), (ii) and (iii)) for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, given to the Lessee by the Agency or the Bank;

          (vii) the dissolution or liquidation of the Lessee; or the failure by the Lessee to release, stay, discharge, lift or bond within thirty
          (30) days any execution, garnishment, judgment or attachment of such consequence as may impair its ability to carry on its operations; or the failure by the Lessee generally to pay its debts as they become due; or an assignment by the Lessee for the benefit of creditors; the commencement by the Lessee (as the debtor) of a case in Bankruptcy or any proceeding under any other insolvency law; or the commencement of a case in Bankruptcy or any proceeding under any other insolvency law against the Lessee (as the debtor) and a court having jurisdiction in the premises enters a decree or order for relief against the Lessee as the debtor in such case or proceeding, or such case or proceeding is consented to by the Lessee or remains undismissed for forty (40) days, or the Lessee consents to or admits the material allegations against it in any such case or proceeding; or a trustee, receiver or agent (however named) is appointed or authorized to take charge of substantially all of the property of the Lessee for the purpose of enforcing a lien against such Property or for the purpose of general administration of such Property for the benefit of creditors;

          (viii) an Event of Default under the Mortgage shall have occurred and be continuing;

          (ix) an Event of Default under the Loan Documents shall have occurred and be continuing;

          (x) the invalidity, illegality or unenforceability of any of the Loan Documents; or

          (xi) a breach of any covenant or  representation  contained in Section
          8.8 hereof with respect to environmental matters.

      (b) Notwithstanding the provisions of Section 10.1(a), if by reason of force majeure any party hereto shall be unable in whole or in part to carry out its obligations under Sections 4.1 and 6.1 of this Lease Agreement and if such party shall give notice and full particulars of such force majeure in writing to the other party and to the Bank, within a reasonable time after the occurrence of the event or cause relied upon, such obligations under this Lease Agreement of the party giving such notice (and only such obligations), so far as they are affected by such force majeure, shall be suspended during continuance of the inability, which shall include a reasonable time for the removal of the effect thereof. The term "force majeure" as used herein shall include, without limitation, acts of God, strikes, lockouts or other industrial disturbances, acts of public enemies, acts, priorities or orders of any kind of the government of the United States of America or of the State or any of their departments, agencies, governmental subdivisions, or officials, any civil or military authority, insurrections, riots, epidemics, landslides, lightning, earthquakes, fire, hurricanes, storms, floods, washouts, droughts, arrests, restraint of government and people, civil disturbances, explosions, breakage or accident to machinery, transmission pipes or canals, shortages of labor or materials or delays of carriers, partial or entire failure of utilities, shortage of energy or any other cause or event not reasonably within the control of the party claiming such inability and not due to its fault. The party claiming such inability shall remove the cause for the same with all reasonable promptness. It is agreed that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the party having difficulty, and the party having difficulty shall not be required to settle any strike, lockout and other industrial disturbances by acceding to the demands of the opposing party or parties.

      Section 10.2  Remedies on Default.
                    -------------------

      (a) Whenever any Event of Default shall have occurred, the Agency or the Bank may take, to the extent permitted by law, any one or more of the following remedial steps:

          (i) declare, by written notice to the Lessee, to be immediately due and payable, whereupon the same shall become immediately due and payable:

          (A) all unpaid installments of rent payable pursuant to Section 5.3(a) and (b) hereof, (B) all unpaid and past due payments in lieu of taxes pursuant to the PILOT Agreement and (C) all other payments due under this Lease Agreement; provided, however, that if an Event of Default specified in Section 10.1(a)(vii) hereof shall have occurred, such installments of rent and other payments due under this Lease Agreement shall become immediately due and payable without notice to the Lessee or the taking of any other action by the Agency or the Bank;

          (ii) re-enter and take possession of the Facility, on ten (10) days' written notice to the Lessee, without terminating this Lease Agreement and without being liable for any prosecution or damages therefor, and sublease the Facility for the account of the Lessee, holding the Lessee liable for the amount, if any, by which the aggregate of the rents and other amounts payable by the Lessee hereunder exceeds the aggregate of the rents and other amounts received from the sublessee under such sublease;

          (iii) terminate, on ten (10) days' written notice to the Lessee (provided, however, that no notice of termination to the Lessee shall be required upon the occurrence of an Event of Default pursuant to
          Section 10.1(a)(ix) or (x) hereof), the Lease Term and all rights of the Lessee under this Lease Agreement and, without being liable for any prosecution or damages therefor, exclude the Lessee from possession of the Facility and lease the Facility to another Person for the account of the Lessee, holding the Lessee liable for the amount, if any, by which the aggregate of the rents and other amounts payable by the Lessee hereunder exceeds the aggregate of the rents and other amounts received from such other Person under the new lease;

          (iv) enter upon the Facility and complete the acquisition, renovation and equipping of the Facility in accordance with the Plans and Specifications (with such changes as the Bank may deem appropriate) and in connection therewith (a) engage architects, contractors, materialmen, laborers and suppliers and others, (b) employ watchmen to protect and preserve the Facility, (c) assume any contract relating to the Facility and take over and use all labor, materials, supplies and equipment, whether or not previously incorporated into the Facility,
          (d) pay, settle or compromise all bills or claims, (e) discontinue any work or change any course of action already undertaken with respect to the Facility, and (f) take or refrain from taking such action hereunder as the Bank may from time to time determine;

          (v) terminate this Lease Agreement, reconvey the Facility to the Lessee and terminate the PILOT Agreement. The Agency shall have the right to execute an appropriate deed with respect to the Facility and to place the same on record in the Suffolk County Clerk's Office, at the expense of the Lessee and in such event the Lessee waives delivery and acceptance of such deed and the Lessee hereby appoints the Agency its true and lawful agent and attorney-in-fact (which appointment shall be deemed to be an agency coupled with an interest), with full power of substitution to file on its behalf all affidavits, questionnaires and other documentation necessary to accomplish the recording of such deed; or

          (vi) take any other action at law or in equity which may appear necessary or desirable to collect the payments then due or thereafter to become due hereunder and under the PILOT Agreement, to secure possession of the Facility, and to enforce the obligations, agreements or covenants of the Lessee under this Lease Agreement and under the PILOT Agreement.

      (b) In the event the Facility is subleased or leased to another Person pursuant to Section 10.2(a)(ii) or (iii) hereof, the Agency or the Bank, as appropriate, may (but shall be under no obligation to) make such repairs or alterations in or to the Facility as it may deem necessary or desirable for the implementation of such sublease or lease, and the Lessee shall be liable and agrees to pay the costs of such repairs or alterations and the expenses incidental to the effecting of such sublease or lease, together with interest on such costs and expense paid by either the Agency or the Bank at the rate of one percent (1%) in excess of the rate set forth in the Note, but in no event at a rate higher than the maximum lawful prevailing rate, from the date on which such costs and expenses were incurred until the date on which such payment is made, notwithstanding that the Lease Term and all rights of the Lessee under this Lease Agreement may have been terminated pursuant to Section 10.2(a)(iii) hereof.

      (c) Any sums payable to the Agency as a consequence of any action taken pursuant to this Section 10.2 (other than those sums attributable to Unassigned Rights) shall be paid to the Bank and applied to the payment of the Loan.

      (d) No action taken pursuant to this Section 10.2 (including repossession of the Facility) shall relieve the Lessee from its obligation to make all payments required by Section 5.3 hereof.

      (e) After an Event of Default shall have occurred, the Lessee shall have the right upon notice to the Agency and the Bank to enter the Facility with agents or representatives of the Agency and the Bank to remove any equipment or other personalty owned by the Lessee if such equipment or personalty is not part of the Facility.

      Section 10.3 Remedies Cumulative. No remedy herein conferred upon or reserved to the Agency or the Bank is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Lease Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Agency or the Bank, as appropriate, to exercise any remedy reserved to it in this Article X, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Lease Agreement.

      Section 10.4  Agreement to Pay Attorneys' Fees and Expenses.
                    ---------------------------------------------

      (a) In the event the Lessee should default under any of the provisions of this Lease Agreement and the Agency should employ attorneys or incur other expenses for the collection of amounts payable hereunder or the enforcement of performance or observance of any obligations or agreements on the part of the Lessee herein contained, the Lessee shall, on demand therefor, pay to the Agency the reasonable fees of such attorneys and such other expenses so incurred.

      (b) In the event the Lessee should default under any of the provisions of this Lease Agreement and the Bank should employ attorneys or incur other expenses for the collection of amounts payable hereunder or the enforcement of performance or observance of any obligations or agreements on the part of the Lessee herein contained, the Lessee shall, on demand therefor, pay to the Bank the reasonable fees of such attorneys and such other expenses so incurred.

      Section 10.5 No Additional Waiver Implied by One Waiver. In the event any agreement contained herein should be breached by any party and thereafter waived by any other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.



                                   ARTICLE XI

                     EARLY TERMINATION OF LEASE AGREEMENT;
                           OPTION IN FAVOR OF COMPANY

      Section 11.1 Early Termination of Lease Agreement. The Lessee shall have the option to terminate this Lease Agreement at any time that the Loan has been paid in full or is subject to prepayment in whole pursuant to the terms of the Note and upon the filing with the Agency and the Bank of a certificate signed by an Authorized Representative of the Lessee stating the Lessee's intention to do so pursuant to this Section and the date upon which such payments required by
Section 11.2 hereof shall be made (which date shall not be less than 45 nor more than 90 days from the date such certificate is filed) and upon compliance with the requirements set forth in Section 11.2 hereof.

      Section 11.2 Conditions to Early Termination of Lease Agreement. In the event the Lessee exercises its option to terminate this Lease Agreement in accordance with the provisions of Section 11.1 hereof, the Lessee shall make the following payments:

      (a) To the Bank: an amount certified by the Bank that will be sufficient to pay the principal of and interest on the Loan.

      (b) To the Agency or the Taxing Authorities (as such term is defined in the PILOT Agreement), as appropriate pursuant to the PILOT Agreement: all amounts due and payable under the PILOT Agreement as of the date of the conveyance described in Section 11.3 hereof.

      (c) To the Agency: an amount certified by the Agency sufficient to pay all unpaid fees and expenses of the Agency incurred under the Agency Documents.

      (d) To the appropriate Person: an amount sufficient to pay all other fees, expenses or charges, if any, due and payable or to become due and payable under the Loan Documents.

      Section 11.3 Obligation to Purchase Facility. Upon termination or expiration of the Lease Term, in accordance with Sections 5.2 or 11.1 hereof, the Lessee shall purchase the Facility from the Agency for the purchase price of One Dollar ($1.00) plus all unpaid payments in lieu of taxes pursuant to the PILOT Agreement through the date upon which this Lease Agreement terminates or expires. The Lessee shall purchase the Facility by giving written notice to the Agency and to the Bank (which may be contained in the certificate referred to in Section 11.1 hereof) (i) declaring the Lessee's election to purchase and (ii) fixing the date of closing such purchase, which shall be the date on which this Lease Agreement is to be terminated.

      Section 11.4 Conveyance on Purchase. At the closing of any purchase of the Facility pursuant to Section 11.3 hereof, the Agency shall, upon receipt of the purchase price, deliver and request the Bank to deliver to the Lessee all necessary documents (i) to convey to the Lessee title to the Property being purchased, as such Property exists, subject only to the following: (A) any Liens to which title to such Property was subject when conveyed to the Agency, (B) any Liens created at the request of the Lessee, to the creation of which the Lessee consented or in the creation of which the Lessee acquiesced, (C) any Permitted Encumbrances (other than the lien of the Mortgage) and (D) any Liens resulting from the failure of the Lessee to perform or observe any of the agreements on its part contained in this Lease Agreement or arising out of an Event of Default hereunder, (ii) to release and convey to the Lessee all of the Agency's rights and interest in and to any rights of action or any Net Proceeds of insurance or Condemnation awards with respect to the Facility (but not including any Unassigned Rights) and (iii) to discharge and release the Mortgage and any other security interest held by the Bank. Upon the conveyance of the Facility by the Agency to the Lessee pursuant to this Article XI, the PILOT Agreement shall terminate.

                                  ARTICLE XII

                                 MISCELLANEOUS

      Section 12.1 Notices. All notices, certificates and other communications hereunder shall be in writing and shall be either delivered personally or sent by certified mail, postage prepaid, return receipt requested, addressed as follows or to such other address as any party may specify in writing to the other:

      To the Agency:

           Suffolk County Industrial Development Agency
           H. Lee Dennison Building, 10th Floor
           100 Veterans Memorial Highway
           Hauppauge, New York 11788
           Attention:Administrative Director

      To the Lessee:

           AHM SPV II, LLC
           538 Broadhollow Road
           Melville, New York  11747
           Attention:Alan B. Horn, Esq.

      To the Bank:

           ARCap Servicing, Inc.
           5605 North MacArthur Blvd., Suite 950
           Irving, Texas  75038
           Attention: Clyde Greenhouse, Director of Administration Facsimile No.: (972) 580-3888

      With a copy to:

           Kelley Drye & Warren LLP
           200 Kimball Drive
           Parsippamy, New Jersey  07054
           Attention:  Paul A. Keenan, Esq.
           Facsimile No.:  (973) 503-5950

      Section 12.2 Binding Effect. This Lease Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors and assigns.

      Section 12.3 Severability. In the event any provision of this Lease Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      Section 12.4 Amendments, Changes and Modifications. This Lease Agreement may not be amended, changed, modified, altered or terminated except in a writing executed by the parties hereto and without the concurring written consent of the Bank.

      Section 12.5 Execution of Counterparts. This Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 12.6 Applicable Law. This Lease Agreement shall be governed exclusively by the applicable laws of the State without regard or reference to its conflict of laws principles.

      Section 12.7  List of Additional Equipment; Further Assurances.
                    ------------------------------------------------

      (a) Upon the Completion Date with respect to the Facility and the installation of all of the Equipment therein, the Lessee shall prepare and deliver to the Agency and the Bank a schedule listing all of the Equipment not previously described in this Lease Agreement. If requested by the Agency or the Bank, the Lessee shall thereafter furnish to the Agency and the Bank, within sixty (60) days after the end of each calendar year, a schedule listing all of the Equipment not theretofore previously described herein or in the aforesaid schedule.

      (b) The Agency and the Lessee shall execute and deliver all instruments and shall furnish all information necessary or appropriate to perfect or protect any security interest created or contemplated by this Lease Agreement and the Mortgage.

      Section 12.8 Survival of Obligations. This Lease Agreement shall survive the making of the Loan and the performance of the obligations of the Lessee to make payments required by Section 5.3 and all indemnities shall survive the foregoing and any termination or expiration of this Lease Agreement and the payment of the Loan.

      Section 12.9 Table of Contents and Section Headings Not Controlling. The Table of Contents and the headings of the several Sections in this Lease Agreement have been prepared for convenience of reference only and shall not control or affect the meaning of or be taken as an interpretation of any provision of this Lease Agreement.

      IN WITNESS WHEREOF, the Agency and the Lessee have caused this Lease Agreement to be executed in their respective names by their duly authorized officers, all as of November 1, 2003.

                               SUFFOLK COUNTY INDUSTRIAL DEVELOPMENT
                               AGENCY



                               By:      /s/ Bruce E. Ferguson
                                    -----------------------------
                               Name:      Bruce E. Ferguson
                               Title:  Administrative Director



                                 AHM SPV II, LLC



                               By:   AMERICAN HOME MORTGAGE HOLDINGS, INC.
                                     Member


                               By:      /s/ Alan B. Horn
                                    -----------------------------
                               Name: Alan B. Horn
                               Title: Executive Vice President
                                       and General Counsel